EXHIBIT 99.2
[GRAPHIC LOGO OMITTED]
   >KNIGHT RIDDER>
    NEWS RELEASE

                                                                   KNIGHT RIDDER
                                                        50 WEST SAN FERNANDO ST.
                                                              SAN JOSE, CA 95113

                 KNIGHT RIDDER RELEASES MARCH STATISTICAL REPORT

          SAN JOSE, April 15, 2003 - (KRI:NYSE) After relatively strong advertising performances in January and February, total advertising revenue in March was down 2.3%. Uncertainty leading up to the war in Iraq, which got under way March 19, was a factor. Soft help wanted, particularly in San Jose and Philadelphia, continued to be a problem. Knight Ridder's total operating revenue for March was down 2.6%.

          For the month, total ad revenue was up 9.8% in Akron, 7.7% in Fort Wayne, 2.2% in Miami, 1.4% in Lexington and 0.6% in Contra Costa. The other large markets were soft.

          Retail was down 0.6% for the month. Akron was up 8.6%, Charlotte was up 3.8%, Columbia was up 1.3% and Miami was up 0.9%.

          General advertising revenue was down 5.6% for the month, soft across most markets. Akron was up 46.0%, Fort Wayne was up 38.1%, Contra Costa was up 32.5%, Lexington was up 22.9%, San Jose was up 18.5% and Kansas City was up 11.3%. The other large markets were soft. Travel and airlines were down significantly due to the war with Iraq and concerns over Sudden Acute Respiratory Syndrome (SARS). Comparisons in computer equipment were tough as we cycled through last year's heavy spending related to the HP/Compaq merger that ran in many of our major markets last year. Telecommunications rebounded considerably in most major markets and automotive was also up in many markets.

          Classified revenue was down 3.2% for the month. Help-wanted revenue was down 16.3%. Real estate was up 11.3%. Automotive was down 4.3%. For the month, Fort Wayne total classified was up 17.6%, Miami was up 11.2%, Philadelphia was up 4.8% and Akron was up 4.6%. San Jose's year-over-year decline was 16.0%, with help-wanted down 39.6%.

          Other revenue was down 3.5% for the month, due to a $1.7 million decrease in earnings from Detroit, partially offset by a $958,000 increase in online revenue.

          Circulation revenue was down 3.5% for the month. Circulation was up 0.9% daily and up 1.5% Sunday compared with the prior year.

          Knight Ridder (NYSE: KRI) is the nation's second-largest newspaper publisher, with products in print and online. The company publishes 31 daily newspapers in 28 U.S. markets, with a readership of 8.3 million daily and 12.1 million Sunday. Knight Ridder also has investments in a variety of Internet and technology companies and two newsprint companies. The company's Internet operation, Knight Ridder Digital, creates and maintains a variety of online services, including RealCities.com, a national network of city and regional destination sites in 68 U.S. markets. Knight Ridder and Knight Ridder Digital are located in San Jose, Calif.

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

                                           STATISTICAL REPORT

                                  For the period of 03/03/03 - 03/30/03

                                     March                               Year-to-date
                             -----------------------                ------------------------
                                                        Percent                                  Percent
                               2003          2002       Change        2003           2002        Change
                             ---------     ---------    -------     ---------      ---------     -------
REVENUE ($000) - See Notes 1 & 2

Advertising
  Retail                        81,127        81,625      -0.6%       249,991        243,631       2.6%
  General                       22,500        23,827      -5.6%        75,726         74,883       1.1%
  Classified                    61,986        64,038      -3.2%       195,724        201,533      -2.9%
     Total                     165,613       169,490      -2.3%       521,441        520,047       0.3%
                             ---------     ---------                ---------      ---------
  Circulation                   37,352        38,716      -3.5%       120,013        126,425      -5.1%
  Other Revenue                 11,445        11,865      -3.5%        35,944         31,740      13.2%
                             ---------     ---------                ---------      ---------
Total Operating Revenue        214,410       220,071      -2.6%       677,398        678,212      -0.1%
                             =========     =========                =========      =========

AVERAGE CIRCULATION
  (000's of copies including Detroit) - Notes 1 & 2
  Morning                        3,720         3,677       1.2%         3,682          3,658       0.6%
  Evening                          195           205      -4.8%           195            200      -2.6%
  Daily                          3,915         3,881       0.9%         3,877          3,858       0.5%
  Sunday                         5,253         5,175       1.5%         5,189          5,166       0.5%

ADVERTISING LINAGE
  (000's of six-column inches) - Notes 1 & 2
Full-Run ROP

  Retail                       1,145.9       1,224.8      -6.4%       3,527.0        3,643.6      -3.2%
  General                        191.2         194.3      -1.6%         603.6          602.0       0.3%
  Classified                   1,398.8       1,372.2       1.9%       4,363.9        4,253.7       2.6%
                             ---------     ---------                ---------      ---------
    Total                      2,735.9       2,791.2      -2.0%       8,494.5        8,499.3      -0.1%
                             =========     =========                =========      =========
Factored Part-Run ROP            178.5         174.0       2.6%         556.0          521.0       6.7%
                             =========     =========                =========      =========

TOTAL PREPRINTS INSERTED       571,607       511,738      11.7%     1,787,291      1,579,805      13.1%
                             =========     =========                =========      =========

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

                                         STATISTICAL REPORT
                               For the period of 03/03/03 - 03/30/03


                                          March                             Year-to-date
                             --------------------------------     --------------------------------
                                                      Percent                              Percent
                               2003         2002      Change        2003        2002       Change
                             --------     --------    -------     --------    --------     -------
FULL-RUN ROP ADVERTISING LINAGE DATA

By Markets (000's of six-column inches) - Notes 1 & 2

Akron Beacon Journal            119.6      104.1       14.9%       370.0        311.6       18.7%
Charlotte Observer              123.2      136.5       -9.7%       384.8        415.9       -7.5%
Columbia State                   91.8       96.3       -4.7%       287.3        281.7        2.0%
Contra Costa (Note 3)           116.6      106.1        9.9%       357.8        341.5        4.8%
Fort Wayne News-Sentinel,

   Journal Gazette              102.9      106.5       -3.4%       332.4        330.8        0.5%
Fort Worth Star Telegram        173.0      174.1       -0.6%       548.1        546.5        0.3%
Kansas City Star                143.5      152.6       -6.0%       437.9        455.1       -3.8%
Lexington Herald-Leader          89.7       91.3       -1.8%       270.2        269.8        0.1%
Miami Herald & el Nuevo
   Herald                       163.4      156.9        4.1%       514.4        485.9        5.9%
Phila. Inquirer, News           179.4      187.4       -4.3%       570.4        585.5       -2.6%
St. Paul Pioneer Press           92.1       81.7       12.7%       280.4        252.8       10.9%
San Jose Mercury News           180.6      198.3       -8.9%       574.3        608.1       -5.6%
Wichita Eagle                    66.5       67.1       -0.9%       206.6        205.7        0.4%
All Other Dailies             1,093.6    1,132.3       -3.4%     3,359.9      3,408.4       -1.4%
                            ---------  ---------               ---------    ---------
Total  -  Full-Run ROP        2,735.9    2,791.2       -2.0%     8,494.5      8,499.3       -0.1%
                            =========  =========               =========    =========

Note 1 - The Detroit News and the Detroit Free Press operate under a joint operating agreement as Detroit Newspapers (DN). Revenue and linage are excluded for 2003 and 2002.

Note 2 - Measured by individual Knight Ridder newspapers. Where necessary, certain previously reported linage has been restated to be consistent with measurement guidelines currently in use.

Note 3 - Full-run ROP advertising linage represents the sum of full-run ROP linage for each of Contra Costa's three newspapers.

                                    #  #  #

          For more information, call Vice President/Corporate Relations Polk Laffoon at 408-938-7838 (e-mail: plaffoon@knightridder.com), or Director/Corporate Communications Lee Ann Schlatter at 408-938-7839 (e-mail: lschlatter@knightridder.com), or visit Knight Ridder's Web site at www.kri.com.

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